Exhibit 10.1
CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE (I) SEMPRA ENERGY CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE OR CONFIDENTIAL AND (II) THE INFORMATION IS NOT MATERIAL. INFORMATION THAT HAS BEEN OMITTED ON THAT BASIS IS DENOTED IN THIS DOCUMENT AS “[***].”

AMENDMENT NO. 1

    This Amendment No. 1 (the “Amendment”), dated as of March 1, 2023 (the “Execution Date”) to that certain SECOND AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT, between PORT ARTHUR LNG, LLC, a Delaware limited liability company (“Owner”), PALNG COMMON FACILITIES COMPANY, LLC, a Delaware limited liability company (“Common Facilities Owner”), but only for the limited purposes set forth herein, and BECHTEL ENERGY INC. F/K/A BECHTEL OIL, GAS AND CHEMICALS, INC., a Delaware corporation (“Contractor”). Contractor, Owner and Common Facilities Owner are each referred to herein from time to time as a “Party” and together as the “Parties”. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Agreement (as defined below).

WHEREAS, the Parties executed that certain Second Amended and Restated Engineering, Procurement, and Construction Contract, dated as of October 19, 2022 (as the same may have been amended from time to time, the “Agreement”); and

WHEREAS, Owner has issued the February 2023 LNTP under the Agreement, and Contractor is currently working under the February 2023 LNTP; and

WHEREAS, the Parties wish to amend the February 2023 LNTP to allow Contractor to perform additional Work as set forth below and to cap Owner’s payment obligations should Full Notice to Proceed not be issued; and

WHEREAS, the Parties wish to make certain modifications to the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants of the Parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Section 1 - Amendments
1.1Effectiveness of Amendment; Definition of “Amendment Date”: This Amendment shall be deemed to be effective and of full force and effect upon the later to occur of: (a) the execution of this Amendment by each Party thereto; and (b) Contractor’s confirmation of the receipt of the full amount (in cleared funds) of the sum total of [***] (such amount, the “February 2023 LNTP Extension Amount”) to the wire account of Contractor set forth in Appendix RR of the Agreement. The date that this Amendment is effective shall be deemed the “Amendment Date” hereunder. Unless and until the Amendment Date occurs, the provisions of Section 1.2, 1.3 and 1.4 of this Amendment shall be of no force nor effect. For purposes of clarity, Owner shall not be obligated to pay the February 2023 LNTP Extension Amount unless and until Owner desires for this Amendment to become effective.

1.2Change to FNTP Mechanics: Effective upon the Amendment Date, and notwithstanding anything contrary set forth in the current definition of “FNTP Date” of the Agreement, or the provisions of Section 3.1.3 or Section 6.2.6 of the Agreement, the Parties agree that:
(i)Owner shall keep Contractor informed of when it plans to issue the Full Notice to Proceed (if at all), and shall endeavor to give Contractor at least five (5) Business Days notice of Owner’s anticipated issuance of the Full Notice to Proceed. Owner will communicate promptly with Contractor thereafter as to any adjustments as to such anticipated dates. Subject to the remaining terms and conditions of this Amendment, the Parties agree to waive the five (5) Business Day requirement otherwise set forth in the definition of “FNTP Date” set forth in the Agreement, as well as Contractor’s obligation to deliver a Letter of Credit and certificate of insurance concurrently with Owner’s payment of the FNTP Invoice (as described below) in accordance with Section 6.2.6(b)(i) and (ii) of the Agreement.

(ii)[***].

(iii)Provided that Owner has satisfied items (1) through (3) below concurrently with or prior to the issuance of the Full Notice to Proceed, such Full Notice to Proceed shall be deemed effective for all purposes under the Agreement and the FNTP Date shall be deemed to have occurred upon [***]:

(1) [***];

(2) [***]; and

(3) [***].

[***].

(iv)Upon Contractor’s confirmation of the receipt of [***], and provided that Owner had previously (or concurrently therewith) satisfied items (1) through (3) of Section 1.2(iii), the Full Notice to Proceed shall be deemed effective and the FNTP Date shall be deemed to have occurred, and Contractor shall immediately execute the Full Notice to Proceed in the space provided and promptly deliver the same to Owner’s Representative or Owner’s in-house counsel by PDF email.

(v)Within five Business Days after the effectiveness of the Full Notice to Proceed and the occurrence of the FNTP Date, despite anything in Section 6.2.6, Section 16.1.8 and Section 17.2.1 of the Agreement to the contrary, Contractor shall deliver to Owner the Letter of Credit and certificates of insurance that are referenced in Section 6.2.6(b)(i) and Section 6.2.6(b)(ii) of the Agreement.

(vi)Nothing in this Amendment shall modify the following clause in Section 6.2.6 of the Agreement: “Owner acknowledges and agrees that if any Person other than Owner and Common Facilities Owner directly owns an interest in the LNG Facility as of the date on which Owner issues the Full Notice to Proceed, it shall be a condition to Contractor’s obligation to proceed with the Work as of the FNTP Date that Owner shall have delivered the acknowledgements as described in Section 6.2.6(a)(ii) from such Person(s).”

1.3Amendment to February 2023 LNTP. Upon the occurrence of the Amendment Date, the February 2023 LNTP, and the applicable portions of the Agreement, shall be deemed amended as follows:
(i)Contractor shall be permitted to perform any and all Work under the Agreement (as if the Full Notice to Proceed had been issued thereunder) under the February 2023 LNTP as Contractor deems necessary or desirable (but in accordance with the terms and conditions of the Agreement) until the earlier to occur of (a) the occurrence of the FNTP Date under the Agreement (as determined in accordance with Section 1.2 of this Amendment); or (b) 11:59 P.M. local Houston time on [***] (the “February 2023 LNTP Termination Date”).
(ii)For purposes of clarity, if the FNTP Date (as determined in accordance with Section 1.2 of this Amendment) has not occurred on or before the February 2023 LNTP Termination Date, and if the Parties have not otherwise agreed to an additional Change Order or amendment to the Agreement to extend the February 2023 LNTP Termination Date, then the Agreement shall be deemed to have been terminated by Owner pursuant to Section 19.1.1 (with the cost of the Work performed and demobilization costs incurred by Contractor under the February 2023 LNTP calculated and billed as if on a time and material basis at the rates set forth in Appendix KK, and costs incurred by Suppliers at the costs incurred under the applicable Supply Contract (including cancellation charges)) for Owner’s convenience without any further act by either Party, as such costs are demonstrated by Contractor.
(iii)Prior to the Execution Date, Contractor invoiced Owner under the February 2023 LNTP amounts as follows (the “February 2023 LNTP Current Invoices”):
[***]
Owner shall pay each of the February 2023 LNTP Current Invoices by their respective due date, and for purposes of clarity, the payment of the February 2023 LNTP Extension Amount is in addition to the February 2023 LNTP Current Invoices. Notwithstanding any other provision of the February 2023 LNTP to the contrary, following the payment of the February 2023 LNTP Extension Amount, Owner shall not be required to make any further payments under the February 2023 LNTP other than the payment of the February 2023 LNTP Current Invoices [***].
(iv)The Parties agree that although the Pre-FNTP Site Work was issued under the Ramp-Up LNTP, the Pre-FNTP Site Work shall nevertheless be deemed invoiced and payable under the February 2023 LNTP. As a result, the Maximum LNTP Payment Amount for the February 2023 LNTP shall be revised to equal the February 2023 LNTP Extension Amount plus the aggregate amount of the February 2023 LNTP Current Invoices. Notwithstanding any other provision of the Agreement or the February 2023 LNTP to contrary, if the Agreement is terminated after the Amendment Date, but before the FNTP Date occurs, Owner shall pay Contractor the amount as determined in accordance with Section 19.1.1 of the Agreement (and as contemplated by Section 1.3(ii) above). CONTRACTOR ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS FEBRUARY 2023 LNTP OR IN THE

AGREEMENT, OWNER SHALL IN NO EVENT HAVE ANY OBLIGATION WHATSOEVER UNDER THE FEBRUARY 2023 LNTP OR UNDER THE AGREEMENT TO PAY CONTRACTOR ANY AMOUNTS THAT WOULD CAUSE OWNER TO PAY MORE IN THE AGGREGATE UNDER THE FEBRUARY 2023 LNTP THAN THE MAXIMUM LNTP PAYMENT AMOUNT (AS AMENDED HEREBY) AS A RESULT OF ANY SUCH TERMINATION, EVEN IF THE FEBRUARY 2023 LNTP AND THE AGREEMENT IS TERMINATED BY OWNER FOR CONVENIENCE OR FOR ANY OTHER REASON, REGARDLESS OF FAULT, INCLUDING, BUT NOT LIMITED TO, [***]; PROVIDED THAT THE FOREGOING DOES NOT LIMIT CONTRACTOR’S RIGHTS UNDER THE AGREEMENT UNDER ARTICLE 8 AND 18 WITH RESPECT TO SUCH EVENTS AND OCCURRENCES (FROM THE DATE OF OCCURRENCE OF ANY SUCH EVENT) IF THE FNTP DATE OCCURS AND CONTRACTOR RESERVES ALL RIGHTS REGARDING SAME.
(v)Notwithstanding anything set forth in Section 4.2.1 of the Agreement or any other provision in the Agreement to the contrary, provided that (a) Owner has not partially or fully suspended the Work under the February 2023 LNTP; (b) the Amendment Date occurs on or prior to [***], and (c) the FNTP Date occurs on or prior to the February 2023 LNTP Termination Date; then (1) Contractor shall cause Substantial Completion of Stage I to be achieved on or before the date that is [***] Days after the Amendment Date, plus any applicable Ramp-Up LNTP Adjustment (the “Guaranteed Stage I Substantial Completion Date”); and (2) Contractor shall cause Substantial Completion of Stage II to be achieved on or before the date that is [***] Days after the Amendment Date, plus any applicable Ramp-Up LNTP Adjustment (the “Guaranteed Stage II Substantial Completion Date”). (For purposes of example only, if each of clauses (a), (b) and (c) of this Section 1.3(v) are satisfied, and if the Amendment Date is [***], then (I) the Guaranteed Stage I Substantial Completion Date shall be [***] Days after [***]; and (II) the Guaranteed Stage II Substantial Completion Date shall be [***] Days after [***]).
(vi)Notwithstanding anything set forth in Section 4.1.4(a) of the Agreement or any other provision in the Agreement to the contrary, provided that (a) Owner has not partially or fully suspended the Work under the February 2023 LNTP; (b) the Amendment Date occurs on or prior to [***], and (c) the FNTP Date occurs on or prior to the February 2023 LNTP Termination Date; then, upon the occurrence of the FNTP Date, for purposes of calculating the amount of the Change Order to be issued pursuant to Section 4.1.4(a) and Section 8.3.1(v) of the Agreement, the period for which Contractor shall be entitled to a Change Order shall be the period between [***], to and including [***]. (For purposes of example only, if each of clauses (a), (b) and (c) of this Section 1.3(vi) are satisfied, and if the Amendment Date is [***], then the escalation amount determined pursuant to Section 4.1.4(a) shall be $[***].)
(vii)Beginning on the Amendment Date, and until the earlier to occur of (a) the FNTP Date (in which case the provisions of Article 16 to the Agreement shall apply); and (b) the termination of the Agreement pursuant to Section 1.3(i), the Parties shall cause the insurances to be in place as set forth on Exhibit 1 attached hereto.
(viii)If the Amendment Date occurs, Contractor shall use reasonable efforts to provide Owner by [***] (but in all cases Contractor will promptly deliver such Lien Waivers once received), Lien Waivers from Contractor for the period prior to [***], and from each Major Supplier that has performed Work at the Site prior to [***], in the form of Appendix EE-1, Appendix EE-2, Appendix FF-1 or Appendix FF-2, as applicable for the applicable payment period.

1.4Amendments to D-1 and D-2. Appendix D, D-1 and D-2 are hereby completely amended and restated by the Appendix D, D-1 and D-2 attached hereto as Exhibit 2. Such amendments include amending the Milestone Payment to be paid at the FNTP Date (previously (i.e., prior to the amendments to Appendix D, D-1 and D-2 attached as Exhibit 2) Milestone Payment Number 1 titled “[***]”) to equal [***]) (the “FNTP Date Milestone Payment”), as well as to document the Milestone Payment for the February 2023 LNTP Extension Amount. Such amendments also include the changes to the Contract Price as documented by Change Order No. 1 under the Agreement (executed on February 22, 2023) and Change Order No.2 under the Agreement (executed on February 22, 2023) and to include the escalation calculated pursuant to Section 1.3(vi) of this Amendment assuming that the FNTP Date occurs on or prior to the February 2023 LNTP Termination Date.

For purposes of clarity, after the FNTP Date occurs and as required by Section 6.2.7, Contractor shall submit an additional reconciliation of Appendix D, D-1 and D-2 within thirty (30) Days after the FNTP Date to reflect the updated CPM Schedule to be delivered to reflect that actual FNTP Date. Contractor reserves the right as part of such reconciliation to adjust Appendix D, Appendix D-1 and Appendix D-2 to the extent (1) the actual FNTP Date occurs on a date other than [***]; and/or (2) the revised CPM Schedule shows that the applicable Milestones or planned progress (on which the Progress Payments are based) fall within different payment months than those set forth on Appendix D, D-1 and D-2 as amended hereby. After agreement by the Parties on such adjustments, the Contractor Representative and the Owner Representative shall document such agreement by a simple written acknowledgement – after which such revised Appendix D-1 and Appendix D-2 shall replace the versions of Appendix D-1 and Appendix D-2 attached as Exhibit 2 hereto.

Section 2 – Miscellaneous:
2.1    Severability. If any provision of this Amendment is held to be unenforceable, this Amendment shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Amendment shall remain in full force and effect.
2.2    Prevailing Terms. In the event of any conflict between the terms of the Agreement or the February 2023 LNTP (prior to the execution of this Amendment) and the terms of this Amendment, the terms of this Amendment shall prevail.

2.3    Effect. Except as hereby amended, all other terms and provisions of the Agreement shall remain in full force and effect as originally written.
2.4    Governing Law. This Amendment shall be governed by the same law as set forth in Section 23.5 of the Agreement.
2.5    Counterparts. This Amendment may be signed by the Parties in multiple counterparts, or via docusign, each of which shall constitute an original, but all of which shall constitute but one and the same instrument. The exchange of signed copies of this Amendment by facsimile transmission or electronic mail shall constitute effective execution and delivery of this Amendment and may be used in lieu of the original of this Amendment for all purposes. Signatures of the Parties transmitted by facsimile or electronic mail shall be deemed to be the original signatures for all purposes.
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IN WITNESS WHEREOF, this Amendment is executed by the authorized representatives of each Party as of the date set forth above.

OWNER:
PORT ARTHUR LNG, LLC
By: /s/ Martin Hupka
Name: Martin Hupka
Title: President – LNG and Net-Zero Solutions
CONTRACTOR:
BECHTEL ENERGY INC.
By: /s/ Kane McIntosh
Name: Kane McIntosh
Title: Principal Vice President

And only for the purposes of Sections 4.3.2(d), 5.2.2(c), 10.6, 11.1, 11.3.2, 12.2, 13.2, 14.2, 15.1.2(f) and 15.3, the opening paragraph of Article 20, Article 21, and the waivers and releases, disclaimers of liability, and limitations and apportionments of liability set forth herein:

PALNG COMMON FACILITIES COMPANY, LLC
By: /s/ Martin Hupka
Name: Martin Hupka
Title: President – LNG and Net-Zero Solutions